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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) August 30, 2001


                                    37POINT9
               (Exact Name of Registrant as Specified in Charter)


         Nevada                     000-29989                     86-0889096
(State or other jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)              Identification No.)



                11665 Avena Place, Ste. 209, San Diego, CA 92128
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 485-0747


              27349 Jefferson Avenue, Ste. 200, Temecula, CA 92590 (Former Name or Former Address, if Changed Since Last Report)



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ITEMS 1, 2, 3, 4, NOT APPLICABLE.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         As of October 22, 2001, the Company changed its address. The Company's new address is: 11665 Avena Place, Ste. 209, San Diego, CA 92128.

         On August 30, 2001, the company filed a document with the Nevada Secretary of State increasing the number of common shares, with a par value of $0.001, from 99,000,000 to 400,000,000, the preferred class of common stock from 1,000,000 to 5,000,000.

ITEMS 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         By letter dated October 11, 2001, director Michael Brette resigned. On October 11, 2001, Charles Kallmann was nominated and elected to membership on the board of directors.

ITEMS 7, 8, 9, NOT APPLICABLE.


                                  SIGNATURES



Date: October 31, 2001            37POINT9


                                  /s/ Charles Kallmann
                                  ----------------------------------------------
                                  Charles Kallmann, Chairman, Board of Directors